AMENDMENT TO FUND OF FUNDS INVESTMENT AGREEMENT

This Amendment to Fund of Funds Investment Agreement (the “Amendment”), dated as of June 9, 2025, is made by and among Northwestern Mutual Series Fund, Inc., on behalf of their series listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust , on behalf of each of its series listed on Schedule B, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each of Northwestern Mutual Series Fund, Inc., SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust (the “Parties”) are parties to the Fund of Funds Investment Agreement (the “Agreement”) dated January 19, 2022; and

WHEREAS, the Parties desire to amend the Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual considerations contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	Schedule A to the Agreement is hereby replaced in its entirety with the Schedule A attached hereto.

Notwithstanding anything to the contrary in the Agreement, until August 29, 2025, any Acquiring Fund that was not listed on the Schedule A in effect immediately prior to this Amendment No. 1 is prohibited from making an initial acquisition of shares of any Acquired Fund in excess of the Section 12(d)(1)(A)(i) limits of the 1940 Act.

2.	Schedule B to the Agreement is hereby replaced in its entirety with the Schedule B attached hereto.

3.	All terms used and not otherwise defined herein shall have the same meaning ascribed to them in the Agreement between the parties hereto.

4.	All other terms, conditions, provisions, and sections of the Agreement shall remain in full force and effect.

5.	This Amendment may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Agreed and acknowledged:

SPDR SERIES TRUST

SPDR INDEX SHARES FUNDS

SSGA ACTIVE TRUST

(each on behalf of their series listed on Schedule B, severally and not jointly)

By:	/s/ Ann M. Carpenter

Name:	Ann M. Carpenter

Title:	President

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

NORTHWESTERN MUTUAL SERIES FUND, INC.

(on behalf of their series listed on Schedule A, severally and not jointly)

By:	/s/ Paul A. Mikelson

Name:	Paul A. Mikelson

Title:	President

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

Acquiring Funds

Active/Passive Moderate Portfolio (formerly the Asset Allocation Portfolio)

Active/Passive Balanced Portfolio (formerly the Balanced Portfolio)

Active/Passive Conservative Portfolio (added on 6/9/2025)

Active/Passive Aggressive Portfolio (added on 6/9/2025)

Active/Passive All Equity Portfolio (added on 6/9/2025)

Schedule B – List of Acquired Funds

SPDR Equity Index	Ticker	Trust
SPDR MSCI ACWI ex-US ETF	CWI	SPDR Index Shares Funds
SPDR Dow Jones Global Real Estate ETF	RWO	SPDR Index Shares Funds
SPDR S&P International Dividend ETF	DWX	SPDR Index Shares Funds
SPDR S&P Global Natural Resources ETF	GNR	SPDR Index Shares Funds
SPDR S&P Global Infrastructure ETF	GII	SPDR Index Shares Funds
SPDR Portfolio Developed World ex-US ETF	SPDW	SPDR Index Shares Funds
SPDR Portfolio Emerging Markets ETF	SPEM	SPDR Index Shares Funds
SPDR S&P Emerging Asia Pacific ETF	GMF	SPDR Index Shares Funds
SPDR S&P China ETF	GXC	SPDR Index Shares Funds
SPDR S&P International Small Cap ETF	GWX	SPDR Index Shares Funds
SPDR S&P Emerging Markets Small Cap ETF	EWX	SPDR Index Shares Funds
SPDR S&P Emerging Markets Dividend ETF	EDIV	SPDR Index Shares Funds
SPDR Dow Jones International Real Estate ETF	RWX	SPDR Index Shares Funds
SPDR S&P North American Natural Resources ETF	NANR	SPDR Index Shares Funds
SPDR S&P Global Dividend ETF	WDIV	SPDR Index Shares Funds
SPDR Portfolio MSCI Global Stock Market ETF	SPGM	SPDR Index Shares Funds
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	EFAX	SPDR Index Shares Funds
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	EEMX	SPDR Index Shares Funds
SPDR MSCI EAFE StrategicFactors ETF	QEFA	SPDR Index Shares Funds
SPDR MSCI Emerging Markets StrategicFactors ETF	QEMM	SPDR Index Shares Funds
SPDR MSCI World StrategicFactors ETF	QWLD	SPDR Index Shares Funds
SPDR MSCI ACWI Low Carbon Target ETF	LOWC	SPDR Index Shares Funds
SPDR Portfolio Europe ETF	SPEU	SPDR Index Shares Funds
SPDR EURO STOXX 50 ETF	FEZ	SPDR Index Shares Funds
SPDR S&P 1500 Value Tilt ETF	VLU	SPDR Series Trust
SPDR S&P 1500 Momentum Tilt ETF	MMTM	SPDR Series Trust
SPDR SSGA US Large Cap Low Volatility Index ETF	LGLV	SPDR Series Trust
SPDR SSGA US Small Cap Low Volatility Index ETF	SMLV	SPDR Series Trust
SPDR Portfolio S&P 600 Small Cap ETF	SPSM	SPDR Series Trust
SPDR Portfolio S&P 500 High Dividend ETF	SPYD	SPDR Series Trust
SPDR NYSE Technology ETF	XNTK	SPDR Series Trust
SPDR S&P 600 Small Cap Growth ETF	SLYG	SPDR Series Trust
SPDR Portfolio S&P 500 Growth ETF	SPYG	SPDR Series Trust
SPDR Portfolio S&P 500 Value ETF	SPYV	SPDR Series Trust
SPDR Dow Jones REIT ETF	RWR	SPDR Series Trust
SPDR Global Dow ETF	DGT	SPDR Series Trust
SPDR Portfolio S&P 1500 Composite Stock Market ETF	SPTM	SPDR Series Trust
SPDR S&P Homebuilders ETF	XHB	SPDR Series Trust
SPDR S&P 600 Small Cap Value ETF	SLYV	SPDR Series Trust
SPDR S&P Semiconductor ETF	XSD	SPDR Series Trust
SPDR ICE Preferred Securities ETF	PSK	SPDR Series Trust
SPDR S&P Aerospace & Defense ETF	XAR	SPDR Series Trust
SPDR S&P Health Care Equipment ETF	XHE	SPDR Series Trust
SPDR S&P Health Care Services ETF	XHS	SPDR Series Trust
SPDR S&P Biotech ETF	XBI	SPDR Series Trust
SPDR S&P Software & Services ETF	XSW	SPDR Series Trust

SPDR S&P Oil & Gas Equipment & Services ETF	XES	SPDR Series Trust
SPDR S&P Oil & Gas Exploration & Production ETF	XOP	SPDR Series Trust
SPDR S&P Pharmaceuticals ETF	XPH	SPDR Series Trust
SPDR S&P Retail ETF	XRT	SPDR Series Trust
SPDR S&P Transportation ETF	XTN	SPDR Series Trust
SPDR S&P Regional Banking ETF	KRE	SPDR Series Trust
SPDR S&P Telecom ETF	XTL	SPDR Series Trust
SPDR Portfolio S&P 500 ETF	SPLG	SPDR Series Trust
SPDR Portfolio S&P 400 Mid Cap ETF	SPMD	SPDR Series Trust
SPDR S&P 400 Mid Cap Value ETF	MDYV	SPDR Series Trust
SPDR S&P 400 Mid Cap Growth ETF	MDYG	SPDR Series Trust
SPDR S&P Bank ETF	KBE	SPDR Series Trust
SPDR S&P Insurance ETF	KIE	SPDR Series Trust
SPDR S&P Capital Markets ETF	KCE	SPDR Series Trust
SPDR S&P Dividend ETF	SDY	SPDR Series Trust
SPDR S&P Metals & Mining ETF	XME	SPDR Series Trust
SPDR Russell 1000 Yield Focus ETF	ONEY	SPDR Series Trust
SPDR Russell 1000 Momentum Focus ETF	ONEO	SPDR Series Trust
SPDR Russell 1000 Low Volatility Focus ETF	ONEV	SPDR Series Trust
SPDR SSGA Gender Diversity Index ETF	SHE	SPDR Series Trust
SPDR FactSet Innovative Technology ETF	XITK	SPDR Series Trust
SPDR S&P Kensho Intelligent Structures ETF	SIMS	SPDR Series Trust
SPDR S&P Kensho Future Security ETF	FITE	SPDR Series Trust
SPDR S&P Kensho Smart Mobility ETF	HAIL	SPDR Series Trust
SPDR S&P Kensho New Economies Composite ETF	KOMP	SPDR Series Trust
SPDR S&P Kensho Final Frontiers ETF	ROKT	SPDR Series Trust
SPDR S&P 500 Fossil Fuel Reserves Free ETF	SPYX	SPDR Series Trust
SPDR S&P Kensho Clean Power ETF	CNRG	SPDR Series Trust
SPDR MSCI USA StrategicFactors ETF	QUS	SPDR Series Trust
SPDR S&P 500 ESG ETF	EFIV	SPDR Series Trust
Added 2/28/2022
SPDR S&P SmallCap 600 ESG ETF	ESIX	SPDR Series Trust
SPDR MSCI USA Climate Paris Aligned ETF	NZUS	SPDR Series Trust
Added November 30, 2023
SPDR Portfolio S&P Sector Neutral Dividend ETF	SPDG	SPDR Series Trust
Added 8/31/2024
SPDR S&P Emerging Markets Ex-China ETF	XCNY	SPDR Series Trust
SPDR Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF	CERY	SPDR Series Trust

SPDR Fixed Income	Ticker	Trust
SPDR SSGA Ultra Short Term Bond ETF	ULST	SSGA Active Trust
SPDR Portfolio Intermediate Term Treasury ETF	SPTI	SPDR Series Trust
SPDR Portfolio Long Term Treasury ETF	SPTL	SPDR Series Trust
SPDR Portfolio TIPS ETF	SPIP	SPDR Series Trust
SPDR Bloomberg Barclays High Yield Bond ETF	JNK	SPDR Series Trust
SPDR Bloomberg Barclays International Treasury Bond ETF	BWX	SPDR Series Trust
SPDR FTSE International Government Inflation-Protected Bond ETF	WIP	SPDR Series Trust
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	EBND	SPDR Series Trust
SPDR Portfolio Mortgage Backed Bond ETF	SPMB	SPDR Series Trust
SPDR Portfolio Intermediate Term Corporate Bond ETF	SPIB	SPDR Series Trust
SPDR Portfolio Long Term Corporate Bond ETF	SPLB	SPDR Series Trust
SPDR Bloomberg Barclays Convertible Securities ETF	CWB	SPDR Series Trust
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	BWZ	SPDR Series Trust
SPDR Portfolio Short Term Corporate Bond ETF	SPSB	SPDR Series Trust
SPDR Bloomberg Barclays International Corporate Bond ETF	IBND	SPDR Series Trust
SPDR Portfolio Corporate Bond ETF	SPBO	SPDR Series Trust
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	FLRN	SPDR Series Trust
SPDR Portfolio Aggregate Bond ETF	SPAB	SPDR Series Trust
SPDR Portfolio Short Term Treasury ETF	SPTS	SPDR Series Trust
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	SJNK	SPDR Series Trust
SPDR Bloomberg Barclays 1-10 Year TIPS ETF	TIPX	SPDR Series Trust
SPDR Portfolio High Yield Bond ETF	SPHY	SPDR Series Trust
SPDR Barclays 1-3 Month T-Bill ETF	BIL	SPDR Series Trust
SPDR Bloomberg Barclays 3-12 Month T-Bill ETF	BILS	SPDR Series Trust
SPDR Bloomberg Barclays Emerging Markets USD Bond ETF	EMHC	SPDR Series Trust
Added 2/28/2022
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	LQIG	SPDR Series Trust
Added 5/31/2024
SPDR Portfolio Treasury ETF	SPTB	SPDR Series Trust
Added 8/31/2024
SPDR SSGA My2026 Corporate Bond ETF	MYCF	SSGA Active Trust
SPDR SSGA My2027 Corporate Bond ETF	MYCG	SSGA Active Trust
SPDR SSGA My2028 Corporate Bond ETF	MYCH	SSGA Active Trust
SPDR SSGA My2029 Corporate Bond ETF	MYCI	SSGA Active Trust
SPDR SSGA My2030 Corporate Bond ETF	MYCJ	SSGA Active Trust
SPDR SSGA My2031 Corporate Bond ETF	MYCK	SSGA Active Trust
SPDR SSGA My2032 Corporate Bond ETF	MYCL	SSGA Active Trust
SPDR SSGA My2033 Corporate Bond ETF	MYCM	SSGA Active Trust
SPDR SSGA My2034 Corporate Bond ETF	MYCN	SSGA Active Trust
SPDR SSGA[My2026 Municipal Bond ETF	MYMF	SSGA Active Trust
SPDR SSGA My2027 Municipal Bond ETF	MYFG	SSGA Active Trust
SPDR SSGA My2028 Municipal Bond ETF	MYFH	SSGA Active Trust
SPDR SSGA My2029 Municipal Bond ETF	MYFI	SSGA Active Trust
SPDR SSGA My2030 Municipal Bond ETF	MYFJ	SSGA Active Trust

SPDR Sub-Advised	Ticker	Trust
SPDR Blackstone Senior Loan ETF	SRLN	SSGA Active Trust
SPDR DoubleLine Total Return Tactical ETF	TOTL	SSGA Active Trust
SPDR DoubleLine Emerging Markets Fixed Income ETF	EMTL	SSGA Active Trust
SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	SHM	SPDR Series Trust
SPDR Nuveen Bloomberg Barclays Municipal Bond ETF	TFI	SSGA Active Trust
SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	HYMB	SPDR Series Trust
SPDR Nuveen Municipal Bond ETF	MBND	SPDR Series Trust
Added 2/28/2022:
SPDR Nuveen Municipal Bond ESG ETF	MBNE	SSGA Active Trust